Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                   18 U.S.C. ss. 1350, AS ADOPTED PURSUANT TO
                    ss. 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2004 (the "Report"), I James M. McCormick, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


/s/ James M. McCormick
-------------------------
James M. McCormick
Chief Financial Officer and Treasurer

September 13, 2004